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                                  Exhibit 24.1

                            DIRECTORS AND OFFICERS OF
                            NATIONAL PROCESSING, INC.

                       REGISTRATION STATEMENT ON FORM S-3

                                POWER OF ATTORNEY

         The undersigned Directors and Officers of National Processing, Inc., an Ohio corporation (the "Corporation"), hereby constitute and appoint David L. Zoeller, Carlton E. Langer and Thomas A. Richlovsky, and each of them, with full power of substitution and resubstitution, as attorneys or attorney to sign for us and in our names, in the capacities indicated below, under the Securities Act of 1933, as amended, a Registration Statement on Form S-3 relating to the registration of shares of National Processing, Inc. common stock, no par value, that will be offered under the National City Savings and Investment Plan, the National City Savings and Investment Plan No. 2 and the National City Savings and Investment Plan No. 3, collectively and with participations therein and any and all amendments and exhibits thereto, including post-effective amendments, and any and all applications or other documents to be filed with the Securities and Exchange Commission pertaining thereto, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as we could do if personally present, hereby ratifying and approving the acts of said attorneys, and any of them, and any such substitute.

         EXECUTED this 11th day of April, 2001.


                                                Director
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Aureliano Gonzalez-Baz


/s/   Paul G. Clark                             Chairman of the Board & Director
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Paul G. Clark


/s/   Jon L. Gorney                             Director
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Jon L. Gorney


                                                Director
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Jeffrey P. Gotschall


                                                Director
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Preston B. Heller, Jr.


/s/   Jeffrey D. Kelly                          Director
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Jeffrey D. Kelly


/s/   J. Armando Ramirez                        Director
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J. Armando Ramirez


/s/   Robert G. Siefers                         Director
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Robert G. Siefers


/s/   Thomas A. Wimsett                         Director
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Thomas A. Wimsett